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United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

Nature's Sunshine Products, Inc.
Tax Deferred Retirement Plan
(Exact name of registrant as specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 East 1700 South
Provo, Utah 84606
(Address of principal executive offices) (Zip Code)

(801) 342-4300
(Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

        On April 26, 2005, the Nature's Sunshine Products, Inc. Tax Deferred Retirement Plan (the "Plan") dismissed Tanner LC ("Tanner") as its independent registered public accounting firm. The Plan engaged Gregory & Eldredge, LLC to serve as the Plan's independent registered public accounting firm, effective as of such date. The dismissal of Tanner and hiring of Gregory & Eldredge, LLC were recommended and approved by the Nature's Sunshine Products, Inc. 401(k) Administration Committee.

        Tanner's audit report on the Plan's financial statements as of and for the year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

        Tanner was engaged as the Plan's independent registered public accounting firm on May 27, 2004. During the years ended December 31, 2003 and 2004 and through April 26, 2005, there were no disagreements with Tanner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Tanner's satisfaction, would have caused Tanner to make reference to the subject matter of the disagreement in connection with its audit report on the Plan's financial statements for 2003, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Plan has provided Tanner with a copy of the foregoing disclosures and has requested that Tanner furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Tanner agrees with the above statements. The Plan has received a copy of this letter, which is attached as Exhibit 16.1 to this Current Report on Form 8-K.

        During the years ended December 31, 2003 and 2004 and through April 26, 2005, the Plan did not consult Gregory & Eldredge, LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

        The following exhibit is being filed herewith:

16.1
Letter from Tanner to the Securities and Exchange Commission dated April 29, 2005 regarding change in Plan's independent auditor.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

April 29, 2005	Nature's Sunshine Products, Inc. Tax Deferred Retirement Plan
	By:	Nature's Sunshine Products, Inc. as Plan Sponsor of the foregoing Plan
	By:	/s/ CRAIG D. HUFF
	Name:	Craig D. Huff
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Exhibit
16.1	Letter from Tanner LC to the Securities and Exchange Commission dated April 29, 2005 regarding change in Nature's Sunshine Products, Inc. Tax Deferred Retirement Plan's independent auditor.

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  Item 4.01 Changes in Registrant's Certifying Accountant.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX